UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act File Number: 811-03493

American Federation of Labor and

Congress of Industrial Organizations

Housing Investment Trust*

(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200, Washington, D.C. 20037

(Address of principal executive offices) (Zip code)

Kenneth G. Lore, Esq.

Katten Muchin Rosenman LLP

2900 K Street, N.W., North Tower – Suite 200

Washington, D.C. 20007-5118

(Name and address of agent for service)

(202) 331-8055

(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: September 30, 2018

*This filing relates solely to Series A—AFL-CIO Housing Investment Trust

Item 1. Schedule of Investments

(Schedule of Investments)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS; unaudited

As of September 30, 2018

The accompanying notes are an integral part of this Schedule of Portfolio Investments.

Note 1. Summary of Significant Accounting Policies

The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information.

Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations.

The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies

Investment Valuation

Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a valuation committee (the “Valuation Committee”). The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information, and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets.

Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer supplied market information. For state housing finance agency securities, independent pricing services generally base prices using models that utilize trading spreads, new issue scales, verified bid information, and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes, and market color.

For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans, and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type, and spread/benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity, and type.

Investments in registered open-end investment management companies are valued-based upon the NAV of such investments.

When the HIT finances construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment.

Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining such a value, the Valuation Committee employs a valuation method that it believes reflects fair value for that asset, which may include the referral of the asset to an independent valuation consultant or the utilization of a discounted cash flow model based on broker and/or other market inputs. The frequency with which these fair value procedures may be used cannot be predicted. However, on September 30, 2018, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs.

Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, from which fair value is determined.

The HIT holds a 100% ownership interest, either directly or indirectly, in HIT Advisers LLC (“HIT Advisers”). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its carrying value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities.

The following table presents the HIT’s valuation levels as of September 30, 2018:

Investment Securities: ($ in thousands)	Level 1	Level 2	Level 3	Total

FHA Permanent Securities	$—	$142,403	$—	$142,403
FHA Construction Securities	—	8,454	—	8,454
Ginnie Mae Securities	—	1,449,638	—	1,449,638
Ginnie Mae Construction Securities	—	183,708	—	183,708
Fannie Mae Securities	—	2,617,015	—	2,617,015
Freddie Mac Securities	—	783,581	—	783,581
Commercial Mortgage-Backed Securities	—	119,372	—	119,372
State Housing Finance Agency Securities	—	293,519	—	293,519
Other Multifamily Investments
Direct Loans	—	—	5,416	5,416
Privately Insured Construction/Permanent Mortgages	—	11,913	—	11,913
Total Other Multifamily Investments	—	11,913	5,416	17,329
United States Treasury Securities	—	159,314	—	159,314
Equity Investments	—	—	(214)	(214)
Short-Term Investments	31,752	—	—	31,752
Other Financial Instruments*	—	21,649	—	21,649
Total Investment	$31,752	$5,790,566	$5,202	$5,827,520

*If held in the portfolio at report date, other financial instruments include forward commitments, TBA and when-issued securities.

The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended September 30, 2018.

Investments in Securities ($ in thousands)
	Other Multifamily Investments	Equity Investments	Total
Beginning balance, 12/31/2017	$5,620	$(843)	$4,777
Paydowns	(260)		(260)
Total Unrealized Gain(Loss)(a)	—	629	629
Cost of Purchases	56	—	56
Ending balance, 09/30/2018	$5,416	$(214)	$5,202

(a)Net change in unrealized gain (loss) attributable to Level 3 securities held at September 30, 2018 totaled $629,000.

Level 3 securities primarily consist of Direct Loans (Other Multifamily Investments) which were valued by an independent pricing service at September 30, 2018 utilizing a discounted cash flow model. Weighted average lives for the loans were 0.08. Unobservable inputs include spreads to relevant U.S. Treasury securities ranging from 115 to 130 basis points. A change in unobservable inputs may impact the value of the loans.

Federal Income Taxes

At September 30, 2018, investments for federal income tax purposes approximated book cost at amortized cost of $6,023,590,000.  Net unrealized losses aggregated $196,070,000 at period-end, of which $21,075,000 related to appreciated investments and $217,145,000 related to depreciated investments.

Note 2. Transactions with Related Entities

HIT Advisers

HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law.  HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%), which is also a wholly-owned subsidiary of the HIT.  This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers’ business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate.

In accordance with a contract, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT

Advisers on a cost-reimbursement basis. A rollforward of the advances to HIT Advisers by the HIT is included in the table below.

Advances to HIT Advisers by HIT ($ in Thousands)
Beginning Balance, 12/31/2017	$872
Advances in 2018	72
Repayment by HIT Advisers in 2018	(145)
Ending Balance, 9/30/2018	$799

Building America

Building America CDE, Inc. (“Building America”) is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury.

In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. A rollforward of advances to Building America by the HIT is included in the table below:

Advances to Building America by HIT	$ in Thousands
Beginning Balance, 12/31/2017	$45
Advances in 2018	985
Repayment by BACDE in 2018	(1,030)
Ending Balance, 09/30/2018	$—

Summarized financial information on a consolidated basis for HIT Advisers and Building America is included in the table below:

$ in Thousands
As of September 30, 2018
Assets	$849
Liabilities	1,063
Equity	(214)

For the nine months ended September 30, 2018
Income	$1,399
Expenses	(1,045)
Tax Expense	(86)
Net Income (Loss)	$268

Item 2. Controls and Procedures.

(a)	The HIT’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the design and operation of the HIT’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) are generally effective to provide reasonable assurance that information required to be disclosed by the HIT in this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based on their evaluation of the effectiveness of the design and operation of such controls and procedures within 90 days of the filing of this report.

(b)	There was no change in the HIT’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the HIT’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the HIT’s internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for the principal executive officer and the principal financial officer of the HIT as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:	/s/ Chang Suh
	Name:	Chang Suh
	Title:	Chief Executive Officer

Date: November 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh
Chang Suh
Chief Executive Officer
(Principal Executive Officer)
Date: November 28, 2018

/s/ Erica Khatchadourian
Erica Khatchadourian
Chief Financial Officer
(Principal Financial Officer)
Date: November 28, 2018